SUNAMERICA FOCUSED SERIES, INC.
                           Asset Allocation Strategies

              Supplement to the Prospectus dated February 20, 2004

         Class I shares of the Focused Multi-Asset Strategy Portfolio and Focused Fixed Income Strategy Portfolio are not currently being offered for sale.


Dated: July 2, 2004